Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
The Company has evaluated the impact of events that have occurred through the date these financial statements were issued and identified the following events that required disclosure.

Share repurchase: On January 6, 2022, the Company announced that its Board of Directors (“Board”) had authorized a program to repurchase (“Repurchase Program”) up to $20.0 million in the aggregate of shares of the Company’s Class A Common Stock. Repurchases under the Repurchase Program may be made from time to time, on the open market, in privately negotiated transactions, or by other methods, at the discretion of the management of the Company and in accordance with the limitations set forth in Rule 10b-18 promulgated under the Exchange Act and other applicable legal requirements. The timing and amount of the repurchases will depend on market conditions and other requirements. The Repurchase Program does not obligate the Company to repurchase any dollar amount or number of shares and the Repurchase Program may be extended, modified, suspended, or discontinued at any time. For each share of Class A Common Stock that the Company repurchases under the Repurchase Program, OppFi-LLC will redeem one Class A common unit of OppFi-LLC held by the Company, decreasing the percentage ownership of OppFi-LLC by the Company and relatively increasing the ownership by the other members. The Repurchase Program will expire in December 2023.

Chief Executive Officer transition: On February 23, 2022, the Board of the Company appointed Mr. Todd G. Schwartz as the Chief Executive Officer of the Company, effective February 28, 2022 (“Effective Date”). Mr. Schwartz will continue to serve as the Executive Chairman of the Board.

Also on February 23, 2022, the Company entered into a separation agreement with Mr. Neville Crawley pursuant to which Mr. Crawley resigned as the Chief Executive Officer and a director of the Company, effective as of the Effective Date. The Company has agreed to continue to pay Mr. Crawley his current base salary and reimbursements for COBRA healthcare expenses for 12 months following the Effective Date, as well as pro rata bonuses for the prior and current fiscal years in the amount of $0.2 million and, $0.1 million, respectively. In addition, the Company has agreed to accelerate the vesting of 175,000 of Mr. Crawley’s outstanding stock options and 25,671 of his outstanding restricted stock units. Mr. Crawley has executed a release of claims in favor of the Company and its affiliates and will be subject to customary restrictive covenants, including non-competition and non-solicitation covenants as set forth in Mr. Crawley’s employment agreement with the Company, dated July 8, 2021.

California Financing Law litigation: On March 7, 2022, the Company, through OppFi-LLC, filed a complaint for declaratory and injunctive relief (“Complaint”) against the Commissioner (in her official capacity) of the Department of Financial Protection and Innovation of the State of California (“Defendant”) in the Superior Court of the State of California, County of Los Angeles, Central Division.

The Complaint seeks a declaration that the interest rate caps set forth in the California Financing Law, as amended by the Fair Access to Credit Act, a/k/a AB 539 (“CFL”), do not apply to loans that are originated by the Company’s federally-insured state-chartered bank partners and serviced through the Company’s technology and service platform pursuant to a contractual arrangement with each such bank (“Program”). The Complaint further seeks injunctive relief against the Defendant, preventing the Defendant from enforcing interest rate caps under the CFL against the Company based on activities related to the Program.

The Company intends to aggressively prosecute the claims set forth in the Complaint.